UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2007
NISOURCE INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16189 (Commission File Number)	35-2108964 (IRS Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana (Address of Principal Executive Offices)	46410 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (877) 647-5990
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 23, 2007, Peter McCausland, a director of NiSource Inc. (the “Company”), notified the Company that he has decided to resign from the board of directors of the Company effective as of July 23, 2007.
     A copy of the press release announcing Mr. McCausland’s resignation is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated July 23, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.
Date: July 23, 2007	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated July 23, 2007